Exhibit 10.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director of Security Life of Denver Insurance Company, a life insurance corporation organized and existing under the laws of Colorado, does hereby constitute and appoint James L. Livingston, Jr., J. Neil McMurdie, and Lawrence D. Taylor, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable.

(i)	to enable the said corporation to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act and Investment Company Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively call "SLD Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said SLD Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii)	to register or qualify said SLD Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said SLD Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said SLD Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of November, 2001.

/s/ Douglas W. Campbell
Douglas W. Campbell
Senior Vice President, Agency Sales

In the Presence of:

/s/ Sangkhone Baccam

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director of Security Life of Denver Insurance Company, a life insurance corporation organized and existing under the laws of Colorado, does hereby constitute and appoint James L. Livingston, Jr., J. Neil McMurdie, and Lawrence D. Taylor, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable.

(i)	to enable the said corporation to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act and Investment Company Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively call "SLD Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said SLD Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii)	to register or qualify said SLD Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said SLD Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said SLD Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of November, 2001.

/s/ Wayne R. Huneke
Wayne R. Huneke
Chief Financial Officer

In the Presence of:

/s/ Karen Shoup

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director of Security Life of Denver Insurance Company, a life insurance corporation organized and existing under the laws of Colorado, does hereby constitute and appoint J. Neil McMurdie, and Lawrence D. Taylor, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable.

(i)	to enable the said corporation to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act and Investment Company Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively call "SLD Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said SLD Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii)	to register or qualify said SLD Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said SLD Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said SLD Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5h day of November, 2001.

/s/ James L. Livingston, Jr.
James L. Livingston, Jr.
Executive Vice President

In the Presence of:

/s/ Jeffrey Pike

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director of Security Life of Denver Insurance Company, a life insurance corporation organized and existing under the laws of Colorado, does hereby constitute and appoint James L. Livingston, Jr., J. Neil McMurdie, and Lawrence D. Taylor, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable.

(i)	to enable the said corporation to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act and Investment Company Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively call "SLD Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said SLD Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii)	to register or qualify said SLD Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said SLD Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said SLD Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of November, 2001.

/s/ P. Randall Lowery
P. Randall Lowery
Director

In the Presence of:

/s/ Dianne Glosson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director of Security Life of Denver Insurance Company, a life insurance corporation organized and existing under the laws of Colorado, does hereby constitute and appoint James L. Livingston, Jr., J. Neil McMurdie, and Lawrence D. Taylor, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable.

(i)	to enable the said corporation to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act and Investment Company Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively call "SLD Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said SLD Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii)	to register or qualify said SLD Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said SLD Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said SLD Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of November, 2001.

/s/ Robert C. Salipante
Robert C. Salipante
Chief Executive Officer

In the Presence of:

/s/ Diana Cavender

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director of Security Life of Denver Insurance Company, a life insurance corporation organized and existing under the laws of Colorado, does hereby constitute and appoint James L. Livingston, Jr., J. Neil McMurdie, and Lawrence D. Taylor, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable.

(i)	to enable the said corporation to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act and Investment Company Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively call "SLD Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said SLD Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii)	to register or qualify said SLD Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said SLD Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said SLD Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of November, 2001.

/s/ Chris D. Schreier
Chris D. Schreier
President

In the Presence of:

/s/ Patricia A. Thompson